UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2025

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34180 (Commission File Number)	77-0513190 (I.R.S. Employer Identification Number)
2 Tower Place, Suite 2000 South San Francisco, California 94080
(Address of principal executive offices and zip code)
(650) 266-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Standard BioTools Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 18, 2025. The Company’s stockholders voted to approve an amendment to the Company’s Amended and Restated 2011 Equity Incentive Plan, as amended (the “Plan”), increasing the number of shares of common stock reserved for issuance thereunder by 17,400,000 shares.

The Plan is described in further detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”), which description is incorporated herein by reference. The complete text of the Plan is set forth in Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 25, 2025 (the “Record Date”), the Company had 379,822,268 shares of common stock issued and outstanding. A total of 326,864,517 votes, or approximately 86.06% of the total voting power of the shares of the Company’s capital stock issued and outstanding and entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting. The following proposals are described in detail in the Proxy Statement. The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting are set forth below:

1. Election of Class III Directors. The following nominees were elected to serve as Class III directors, to hold office until the Company’s 2028 annual meeting of stockholders or until their respective successors have been duly elected and qualified or their earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kathy Hibbs	235,917,851	9,416,470	81,530,196
Frank Witney, Ph.D.	240,269,516	5,064,805	81,530,196

2. Advisory Vote on Approval of Executive Compensation. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024 was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
241,143,534	4,006,163	184,624	81,530,196

3. Ratification of Appointment of Independent Registered Public Accounting Firm. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved by the following vote:

Votes For	Votes Against	Abstentions
322,915,281	3,650,720	298,516

4. Approval of the Amendment to the Amended and Restated 2011 Equity Incentive Plan, as Amended. The proposal to approve the amendment to the Plan to increase the shares of common stock reserved thereunder by 17,400,000 shares was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
223,394,563	19,589,973	2,349,785	81,530,196

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	Standard BioTools Inc. Amended and Restated 2011 Equity Incentive Plan, as Amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

________________________

+ Management compensation plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 20, 2025	STANDARD BIOTOOLS INC.

		By:	/s/ Alex Kim
		Name:	Alex Kim
		Title:	Chief Financial Officer